UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2020

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per value	IOVA	The Nasdaq Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2020, Iovance Biotherapeutics, Inc. (the “Company”) announced that Timothy Morris no longer serves as the Company’s Chief Financial Officer, effective as of June 10, 2020.

Effective as of June 10, 2020, Michael C. Swartzburg, the Company’s Vice President, Finance, was appointed to replace Mr. Morris as the Company’s interim Principal Financial Officer and Principal Accounting Officer.

Mr. Swartzburg, age 53, has served as the Company’s Vice President, Finance since March 2018. Previously, Mr. Swartzburg provided contracted financial and board of director advisory services to various public and private biotechnology and technology companies from August 2016 through March 2018. From June 2014 to August 2016, Mr. Swartzburg served in roles at Adverum Biotechnolgies, Inc., formally known as Avalanche Biotechnologies, Inc., including serving as Vice President, Finance, Controller, and Principal Accounting Officer. Prior to joining Adverum, Mr. Swartzburg served as Vice President, Finance and Corporate Controller for One Medical Group, a healthcare provider and technology company from June 2013 through June 2014. From August 2009 to June 2013, Mr. Swartzburg served as the Corporate Controller for MAP Pharmaceuticals, Inc., a publicly held biopharmaceutical company, which was acquired by Allergan, Inc. in February 2013. Mr. Swartzburg started his career as a certified public accountant and auditor at Ernst & Young, LLP, in Los Angeles, California. Mr. Swartzburg received his B.S. in Business Administration, with an option in Accounting, at California State University, Northridge.

There are no arrangements or understandings between Mr. Swartzburg and any other persons in connection with Mr. Swartzburg’s appointment as interim Principal Financial Officer and Principal Accounting Officer. There are also no family relationships between Mr. Swartzburg and any director or executive officer of the Company and Mr. Swartzburg has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company expects no impact to its past and future financial reporting as a result of this change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer